United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 6, 2011

Commission File No.	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number

The Laclede Group, Inc.

1-16681	720 Olive Street	Missouri	74-2976504
St. Louis, MO 63101
314-342-0500

Laclede Gas Company

1-1822	720 Olive Street	Missouri	43-0368139
St. Louis, MO 63101
314-342-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 7.01 Regulation FD Disclosure.

Beginning on December 6, 2011, the Company will conduct meetings with members of the investment community.  The materials attached will be used in the meetings.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Presentation materials for meetings beginning December 6, 2011

The information contained in this report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing with the Securities and Exchange Commission whether made before or after the date here of and regardless of any general incorporation language in such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LACLEDE GROUP, INC.

Date: December 5, 2011	By:	/s/ M. D. Waltermire
M. D. Waltermire
Chief Financial Officer

LACLEDE GAS COMPANY

Date: December 5, 2011	By:	/s/ M. D. Waltermire
M. D. Waltermire
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Presentation materials for meetings beginning December 6, 2011